                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (Advisory Fee Waivers)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco, Invesco Municipal Premium Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities, Invesco Value Municipal Bond Trust, Invesco Value Municipal Income Trust, Invesco Value Municipal Securities, Invesco Value Municipal Trust, and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

       2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of ay amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

     AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
     AIM GROWTH SERIES (INVESCO GROWTH SERIES)
     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
     AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
     AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
     INVESCO MUNICIPAL PREMIUM INCOME TRUST
     INVESCO QUALITY MUNICIPAL INCOME TRUST
     INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
     INVESCO QUALITY MUNICIPAL SECURITIES
     INVESCO VALUE MUNICIPAL BOND TRUST
     INVESCO VALUE MUNICIPAL INCOME TRUST
     INVESCO VALUE MUNICIPAL SECURITIES
     INVESCO VALUE MUNICIPAL TRUST
     SHORT-TERM INVESTMENTS TRUST
     on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President

                              Exhibit A to Advisory Fee MOA
        AIM Equity
      Funds (Invesco
       Equity Funds)              Waiver Description        Effective Date Expiration Date

Invesco Constellation Fund   Invesco will waive advisory      3/27/2006      12/31/2012
                             fees to the extent necessary
                             so that advisory fees Invesco
                             receives do not exceed the
                             annualized rates listed below.
                             0.695% of the first $250M
                             0.615% of the next $4B
                             0.595% of the next $750M
                             0.57% of the next $2.5B
                             0.545% of the next $2.5B
                             0.52% of the excess over $10B

      AIM Treasurer's
       Series Trust
   (Invesco Treasurer's
       Series Trust)              Waiver Description        Effective Date Expiration Date

Premier Portfolio            Invesco will waive advisory       2/1/2011      12/31/2012
                             fees in the amount of 0.07%
                             of the Fund's average daily
                             net assets

Premier U.S. Government      Invesco will waive advisory       2/1/2011      12/31/2012
Money Portfolio              fees in the amount of 0.07%
                             of the Fund's average daily
                             net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco American Franchise Fund               February 12, 2010  June 30, 2013
Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2013
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2013
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2013
Invesco Equity and Income Fund                February 12, 2010  June 30, 2013
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2013
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2013
Invesco Growth and Income Fund                February 12, 2010  June 30, 2013
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2013
Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2013
Invesco Small Cap Growth Fund                 February 12, 2010  June 30, 2013
Invesco U.S. Quantitative Core Fund             July 1, 2007     June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

  PORTFOLIO                                     EFFECTIVE DATE COMMITTED UNTIL
  ---------                                     -------------- ---------------
  Invesco Charter Fund                          July 1, 2007    June 30, 2013
  Invesco Constellation Fund                    July 1, 2007    June 30, 2013
  Invesco Disciplined Equity Fund               July 14, 2009   June 30, 2013
  Invesco Diversified Dividend Fund             July 1, 2007    June 30, 2013
  Invesco Summit Fund                           July 1, 2007    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

  FUND                                          EFFECTIVE DATE COMMITTED UNTIL
  ----                                          -------------- ---------------
  Invesco European Small Company Fund            July 1, 2007   June 30, 2013
  Invesco Global Core Equity Fund                July 1, 2007   June 30, 2013
  Invesco International Small Company Fund       July 1, 2007   June 30, 2013
  Invesco Small Cap Equity Fund                  July 1, 2007   June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2013
Invesco Global Quantitative Core Fund           July 1, 2007     June 30, 2013
Invesco Leaders Fund                          February 12, 2010  June 30, 2013
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2013
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2013
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

  FUND                                          EFFECTIVE DATE COMMITTED UNTIL
  ----                                          -------------- ---------------
  Invesco Asia Pacific Growth Fund               July 1, 2007   June 30, 2013
  Invesco European Growth Fund                   July 1, 2007   June 30, 2013
  Invesco Global Growth Fund                     July 1, 2007   June 30, 2013
  Invesco Global Opportunities Fund             August 1, 2012  June 30, 2013
  Invesco Global Select Companies Fund          August 1, 2012  June 30, 2013
  Invesco Global Small & Mid Cap Growth Fund     July 1, 2007   June 30, 2013
  Invesco International Growth Fund              July 1, 2007   June 30, 2013
  Invesco International Core Equity Fund         July 1, 2007   June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco Balanced-Risk Allocation Fund*              May 29, 2009     June 30, 2013
Invesco Balanced-Risk Commodity Strategy Fund**  November 29, 2010   June 30, 2013
Invesco China Fund                                  July 1, 2007     June 30, 2013
Invesco Commodities Strategy Fund***             February 12, 2010   June 30, 2013
Invesco Developing Markets Fund                     July 1, 2007     June 30, 2013
Invesco Emerging Markets Equity Fund                May 11, 2011     June 30, 2013
Invesco Emerging Market Local Currency Debt Fund   June 14, 2010     June 30, 2013
Invesco Endeavor Fund                               July 1, 2007     June 30, 2013
Invesco Global Advantage Fund                    February 12, 2010   June 30, 2013
Invesco Global Health Care Fund                     July 1, 2007     June 30, 2013
Invesco Global Markets Strategy Fund             September 25, 2012  June 30, 2013
Invesco International Total Return Fund             July 1, 2007     June 30, 2013
Invesco Pacific Growth Fund                      February 12, 2010   June 30, 2013
Invesco Premium Income Fund                      December 13, 2011   June 30, 2013
Invesco Small Companies Fund                        July 1, 2007     June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2013
Invesco Dynamics Fund                           July 1, 2007     June 30, 2013
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2013
Invesco High Yield Fund                         July 1, 2007     June 30, 2013
Invesco High Yield Securities Fund            February 12, 2010  June 30, 2013
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2013
Invesco Money Market Fund                       July 1, 2007     June 30, 2013
Invesco Municipal Bond Fund                     July 1, 2007     June 30, 2013
Invesco Real Estate Fund                        July 1, 2007     June 30, 2013
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2013
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2013
Invesco Comstock Fund                         February 12, 2010  June 30, 2013
Invesco Energy Fund                             July 1, 2007     June 30, 2013
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2013
Invesco Leisure Fund                            July 1, 2007     June 30, 2013
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2013
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2013
Invesco Technology Fund                         July 1, 2007     June 30, 2013
Invesco Technology Sector Fund                February 12, 2010  June 30, 2013
Invesco Utilities Fund                          July 1, 2007     June 30, 2013
Invesco Value Fund                            February 12, 2010  June 30, 2013
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2013
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2013
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2013
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2013
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2013
Invesco Tax-Free Intermediate Fund                 July 1, 2007     June 30, 2013

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco V.I. Balanced-Risk Allocation Fund****   December 22, 2010  June 30, 2013
Invesco V.I. Core Equity Fund                      July 1, 2007     June 30, 2013
Invesco V.I. Diversified Dividend Fund           February 12, 2010  June 30, 2013
Invesco V.I. Diversified Income Fund               July 1, 2007     June 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund       February 12, 2010  June 30, 2013
Invesco V.I. Global Core Equity Fund             February 12, 2010  June 30, 2013
Invesco V.I. Global Health Care Fund               July 1, 2007     June 30, 2013
Invesco V.I. Global Real Estate Fund               July 1, 2007     June 30, 2013
Invesco V.I. Government Securities Fund            July 1, 2007     June 30, 2013
Invesco V.I. High Yield Fund                       July 1, 2007     June 30, 2013
Invesco V.I. High Yield Securities Fund          February 12, 2010  June 30, 2013
Invesco V.I. International Growth Fund             July 1, 2007     June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund              July 1, 2007     June 30, 2013
Invesco V.I. Money Market Fund                     July 1, 2007     June 30, 2013
Invesco V.I. S&P 500 Index Fund                  February 12, 2010  June 30, 2013
Invesco V.I. Small Cap Equity Fund                 July 1, 2007     June 30, 2013
Invesco V.I. Technology Fund                       July 1, 2007     June 30, 2013
Invesco V.I. Utilities Fund                        July 1, 2007     June 30, 2013
Invesco Van Kampen V.I. American FranchiseFund   February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. American Value Fund      February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Comstock Fund            February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Equity and Income Fund   February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund   February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund      February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Value Opportunities Fund   July 1, 2007     June 30, 2013

--------
****Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                         SHORT-TERM INVESTMENTS TRUST

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Government TaxAdvantage Portfolio                   July 1, 2007   June 30, 2013
STIC Prime Portfolio                                July 1, 2007   June 30, 2013
Treasury Portfolio                                  July 1, 2007   June 30, 2013

                               CLOSED-END FUNDS

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco Municipal Income Opportunities Trust        June 1, 2010   June 30, 2013
Invesco Municipal Premium Income Trust              June 1, 2010   June 30, 2013
Invesco Quality Municipal Income Trust              June 1, 2010   June 30, 2013
Invesco Quality Municipal Investment Trust          June 1, 2010   June 30, 2013
Invesco Quality Municipal Securities                June 1, 2010   June 30, 2013
Invesco Value Municipal Bond Trust                  June 1, 2010   June 30, 2013
Invesco Value Municipal Income Trust                June 1, 2010   June 30, 2013
Invesco Value Municipal Securities                  June 1, 2010   June 30, 2013
Invesco Value Municipal Trust                       June 1, 2010   June 30, 2013

                                                               Sub-Item 77Q1(e)
                            MEMORANDUM OF AGREEMENT
                             (Expense Limitations)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust I and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

     AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
     AIM GROWTH SERIES (INVESCO GROWTH SERIES)
     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
     AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST I
     SHORT-TERM INVESTMENTS TRUST
     on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President
                                                       as of September 25, 2012


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM Counselor Series Trust (Invesco Counselor Series Trust)

                                       Contractual/  Expense    Effective Date of  Expiration
Fund                                    Voluntary   Limitation    Current Limit       Date
----                                   ------------ ----------  ----------------- -------------

Invesco American Franchise Fund
   Class A Shares                      Contractual     1.05%        May 23, 2011  June 30, 2013
   Class B Shares                      Contractual     1.22%/2/     May 23, 2011  June 30, 2013
   Class C Shares                      Contractual     1.80%        May 23, 2011  June 30, 2013
   Class R Shares                      Contractual     1.30%        May 23, 2011  June 30, 2013
   Class R5 Shares                     Contractual     0.80%        May 23, 2011  June 30, 2013
   Class Y Shares                      Contractual     0.80%        May 23, 2011  June 30, 2013

Invesco California Tax-Free
Income Fund
   Class A Shares                      Contractual     1.50%        July 1, 2012  June 30, 2013
   Class B Shares                      Contractual     2.00%        July 1, 2012  June 30, 2013
   Class C Shares                      Contractual     2.00%        July 1, 2012  June 30, 2013
   Class Y Shares                      Contractual     1.25%        July 1, 2012  June 30, 2013

Invesco Core Plus Bond Fund
   Class A Shares                      Contractual     0.75%        June 6, 2011  June 30, 2013
   Class B Shares                      Contractual     1.50%        June 6, 2011  June 30, 2013
   Class C Shares                      Contractual     1.50%        June 6, 2011  June 30, 2013
   Class R Shares                      Contractual     1.00%        June 6, 2011  June 30, 2013
   Class R5 Shares                     Contractual     0.50%        June 6, 2011  June 30, 2013
   Class Y Shares                      Contractual     0.50%        June 6, 2011  June 30, 2013

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                      Contractual     2.00%        July 1, 2012  June 30, 2013
   Class B Shares                      Contractual     2.75%        July 1, 2012  June 30, 2013
   Class C Shares                      Contractual     2.75%        July 1, 2012  June 30, 2013
   Class R Shares                      Contractual     2.25%        July 1, 2012  June 30, 2013
   Class Y Shares                      Contractual     1.75%        July 1, 2012  June 30, 2013

Invesco Equity and Income Fund
   Class A Shares                      Contractual     1.50%        July 1, 2012  June 30, 2013
   Class B Shares                      Contractual     2.25%        July 1, 2012  June 30, 2013
   Class C Shares                      Contractual     2.25%        July 1, 2012  June 30, 2013
   Class R Shares                      Contractual     1.75%        July 1, 2012  June 30, 2013
   Class R5 Shares                     Contractual     1.25%        July 1, 2012  June 30, 2013
   Class Y Shares                      Contractual     1.25%        July 1, 2012  June 30, 2013

Invesco Floating Rate Fund
   Class A Shares                      Contractual     1.50%      April 14, 2006  June 30, 2013
   Class C Shares                      Contractual     2.00%      April 14, 2006  June 30, 2013
   Class R Shares                      Contractual     1.75%      April 14, 2006  June 30, 2013
   Class R5 Shares                     Contractual     1.25%      April 14, 2006  June 30, 2013
   Class Y Shares                      Contractual     1.25%     October 3, 2008  June 30, 2013

Invesco Global Real Estate Income Fund
   Class A Shares                      Contractual     2.00%        July 1, 2009  June 30, 2013
   Class B Shares                      Contractual     2.75%        July 1, 2009  June 30, 2013
   Class C Shares                      Contractual     2.75%        July 1, 2009  June 30, 2013
   Class R5 Shares                     Contractual     1.75%        July 1, 2009  June 30, 2013
   Class Y Shares                      Contractual     1.75%        July 1, 2009  June 30, 2013

Invesco Growth and Income Fund
   Class A Shares                      Contractual     2.00%        July 1, 2012  June 30, 2013
   Class B Shares                      Contractual     2.75%        July 1, 2012  June 30, 2013
   Class C Shares                      Contractual     2.75%        July 1, 2012  June 30, 2013
   Class R Shares                      Contractual     2.25%        July 1, 2012  June 30, 2013
   Class R5 Shares                     Contractual     1.75%        July 1, 2012  June 30, 2013
   Class Y Shares                      Contractual     1.75%        July 1, 2012  June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012

                                              Contractual/  Expense   Effective Date of  Expiration
Fund                                           Voluntary   Limitation   Current Limit       Date
----                                          ------------ ---------- ----------------- -------------
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                             Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                             Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                             Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                             Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco S&P 500 Index Fund
   Class A Shares                             Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                             Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                             Contractual     2.75%     July 1, 2012    June 30, 2013
   Class Y Shares                             Contractual     1.75%     July 1, 2012    June 30, 2013

Invesco Small Cap Growth Fund
   Class A Shares                             Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                             Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                             Contractual     2.75%     July 1, 2012    June 30, 2013
   Class Y Shares                             Contractual     1.75%     July 1, 2012    June 30, 2013

Invesco U.S. Quantitative Core Fund
   Class A Shares                             Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                             Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                             Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                             Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                            Contractual     1.75%     July 1, 2012    June 30, 2013
   Class Y Shares                             Contractual     1.75%     July 1, 2012    June 30, 2013
   Investor Class Shares                      Contractual     2.00%     July 1, 2012    June 30, 2013

                    AIM Equity Funds (Invesco Equity Funds)

                                   Contractual/  Expense   Effective Date of   Expiration
Fund                                Voluntary   Limitation   Current Limit        Date
----                               ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                  Contractual     2.00%         July 1, 2009 June 30, 2013
   Class B Shares                  Contractual     2.75%         July 1, 2009 June 30, 2013
   Class C Shares                  Contractual     2.75%         July 1, 2009 June 30, 2013
   Class R Shares                  Contractual     2.25%         July 1, 2009 June 30, 2013
   Class R5 Shares                 Contractual     1.75%         July 1, 2009 June 30, 2013
   Class S Shares                  Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                  Contractual     1.75%         July 1, 2009 June 30, 2013

Invesco Constellation Fund
   Class A Shares                  Contractual     2.00%         July 1, 2009 June 30, 2013
   Class B Shares                  Contractual     2.75%         July 1, 2009 June 30, 2013
   Class C Shares                  Contractual     2.75%         July 1, 2009 June 30, 2013
   Class R Shares                  Contractual     2.25%         July 1, 2009 June 30, 2013
   Class R5 Shares                 Contractual     1.75%         July 1, 2009 June 30, 2013
   Class Y Shares                  Contractual     1.75%         July 1, 2009 June 30, 2013

Invesco Disciplined Equity Fund
   Class Y Shares                  Contractual     1.75%        July 14, 2009 June 30, 2013

Invesco Diversified Dividend Fund
   Class A Shares                  Contractual     0.95%        July 18, 2011 June 30, 2013
   Class B Shares                  Contractual     1.70%        July 18, 2011 June 30, 2013
   Class C Shares                  Contractual     1.70%        July 18, 2011 June 30, 2013
   Class R Shares                  Contractual     1.20%        July 18, 2011 June 30, 2013
   Class R5 Shares                 Contractual     0.70%        July 18, 2011 June 30, 2013
   Class Y Shares                  Contractual     0.70%        July 18, 2011 June 30, 2013
   Investor Class Shares           Contractual     0.95%        July 18, 2011 June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012

                      Contractual/  Expense   Effective Date of   Expiration
 Fund                  Voluntary   Limitation   Current Limit        Date
 ----                 ------------ ---------- ------------------ -------------
 Invesco Summit Fund
    Class A Shares    Contractual     2.00%         July 1, 2009 June 30, 2013
    Class B Shares    Contractual     2.75%         July 1, 2009 June 30, 2013
    Class C Shares    Contractual     2.75%         July 1, 2009 June 30, 2013
    Class P Shares    Contractual     1.85%         July 1, 2009 June 30, 2013
    Class R5 Shares   Contractual     1.75%         July 1, 2009 June 30, 2013
    Class S Shares    Contractual     1.90%   September 25, 2009 June 30, 2013
    Class Y Shares    Contractual     1.75%         July 1, 2009 June 30, 2013

                     AIM Funds Group (Invesco Funds Group)

                                          Contractual/  Expense    Effective Date of  Expiration
Fund                                       Voluntary   Limitation    Current Limit       Date
----                                      ------------ ----------  -----------------  ----------
Invesco European Small Company Fund
   Class A Shares                         Contractual      2.25%     July 1, 2009    June 30, 2013
   Class B Shares                         Contractual      3.00%     July 1, 2009    June 30, 2013
   Class C Shares                         Contractual      3.00%     July 1, 2009    June 30, 2013
   Class Y Shares                         Contractual      2.00%     July 1, 2009    June 30, 2013

Invesco Global Core Equity Fund
   Class A Shares                         Contractual      1.25%     May 23, 2011    June 30, 2013
   Class B Shares                         Contractual     1.52%/2/   May 23, 2011    June 30, 2013
   Class C Shares                         Contractual      2.00%     May 23, 2011    June 30, 2013
   Class R Shares                         Contractual      1.50%     May 23, 2011    June 30, 2013
   Class R5 Shares                        Contractual      1.00%     May 23, 2011    June 30, 2013
   Class Y Shares                         Contractual      1.00%     May 23, 2011    June 30, 2013

Invesco International Small Company Fund
   Class A Shares                         Contractual      2.25%     July 1, 2009    June 30, 2013
   Class B Shares                         Contractual      3.00%     July 1, 2009    June 30, 2013
   Class C Shares                         Contractual      3.00%     July 1, 2009    June 30, 2013
   Class R5 Shares                        Contractual      2.00%     July 1, 2009    June 30, 2013
   Class Y Shares                         Contractual      2.00%     July 1, 2009    June 30, 2013

Invesco Small Cap Equity Fund
   Class A Shares                         Contractual      2.00%     July 1, 2009    June 30, 2013
   Class B Shares                         Contractual      2.75%     July 1, 2009    June 30, 2013
   Class C Shares                         Contractual      2.75%     July 1, 2009    June 30, 2013
   Class R Shares                         Contractual      2.25%     July 1, 2009    June 30, 2013
   Class R5 Shares                        Contractual      1.75%     July 1, 2009    June 30, 2013
   Class Y Shares                         Contractual      1.75%     July 1, 2009    June 30, 2013

                   AIM Growth Series (Invesco Growth Series)

                                            Contractual/  Expense   Effective Date of   Expiration
Fund                                         Voluntary   Limitation   Current Limit        Date
----                                        ------------ ---------- -----------------   ----------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual     0.25%   November 4, 2009  April 30, 2013
   Class AX Shares                          Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                           Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                           Contractual     1.00%   November 4, 2009  April 30, 2013
   Class CX Shares                          Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                           Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                          Contractual     0.00%   November 4, 2009  April 30, 2013
   Class RX Shares                          Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                           Contractual     0.00%   November 4, 2009  April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012

                                  Contractual/  Expense   Effective Date of   Expiration
Fund                               Voluntary   Limitation   Current Limit        Date
----                              ------------ ---------- -----------------   ----------
Invesco Balanced-Risk Retirement
2030 Fund
   Class A Shares                 Contractual     0.25%   November 4, 2009  April 30, 2013
   Class AX Shares                Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                 Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                 Contractual     1.00%   November 4, 2009  April 30, 2013
   Class CX Shares                Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                 Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                Contractual     0.00%   November 4, 2009  April 30, 2013
   Class RX Shares                Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                 Contractual     0.00%   November 4, 2009  April 30, 2013

Invesco Balanced-Risk Retirement
2040 Fund
   Class A Shares                 Contractual     0.25%   November 4, 2009  April 30, 2013
   Class AX Shares                Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                 Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                 Contractual     1.00%   November 4, 2009  April 30, 2013
   Class CX Shares                Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                 Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                Contractual     0.00%   November 4, 2009  April 30, 2013
   Class RX Shares                Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                 Contractual     0.00%   November 4, 2009  April 30, 2013

Invesco Balanced-Risk Retirement
2050 Fund
   Class A Shares                 Contractual     0.25%   November 4, 2009  April 30, 2013
   Class AX Shares                Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                 Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                 Contractual     1.00%   November 4, 2009  April 30, 2013
   Class CX Shares                Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                 Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                Contractual     0.00%   November 4, 2009  April 30, 2013
   Class RX Shares                Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                 Contractual     0.00%   November 4, 2009  April 30, 2013

Invesco Balanced-Risk Retirement
Now Fund
   Class A Shares                 Contractual     0.25%   November 4, 2009  April 30, 2013
   Class AX Shares                Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                 Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                 Contractual     1.00%   November 4, 2009  April 30, 2013
   Class CX Shares                Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                 Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                Contractual     0.00%   November 4, 2009  April 30, 2013
   Class RX Shares                Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                 Contractual     0.00%   November 4, 2009  April 30, 2013

Invesco Conservative Allocation
Fund
   Class A Shares                 Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares                 Contractual     1.75%     July 1, 2012    June 30, 2013
   Class R5 Shares                Contractual     1.25%     July 1, 2012    June 30, 2013
   Class S Shares                 Contractual     1.40%     July 1, 2012    June 30, 2013
   Class Y Shares                 Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco Convertible Securities
Fund
   Class A Shares                 Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                 Contractual     1.25%     July 1, 2012    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012

                                  Contractual/  Expense   Effective Date of   Expiration
Fund                               Voluntary   Limitation   Current Limit        Date
----                              ------------ ---------- -----------------   ----------
Invesco Global Quantitative Core
Fund
   Class A Shares                 Contractual     2.25%     July 1, 2009    June 30, 2013
   Class B Shares                 Contractual     3.00%     July 1, 2009    June 30, 2013
   Class C Shares                 Contractual     3.00%     July 1, 2009    June 30, 2013
   Class R Shares                 Contractual     2.50%     July 1, 2009    June 30, 2013
   Class R5 Shares                Contractual     2.00%     July 1, 2009    June 30, 2013
   Class Y Shares                 Contractual     2.00%     July 1, 2009    June 30, 2013

Invesco Growth Allocation Fund
   Class A Shares                 Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                 Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                 Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                Contractual     1.75%     July 1, 2012    June 30, 2013
   Class S Shares                 Contractual     1.90%     July 1, 2012    June 30, 2013
   Class Y Shares                 Contractual     1.75%     July 1, 2012    June 30, 2013

Invesco Income Allocation Fund
   Class A Shares                 Contractual     0.25%     May 1, 2012     April 30, 2013
   Class B Shares                 Contractual     1.00%     May 1, 2012     April 30, 2013
   Class C Shares                 Contractual     1.00%     May 1, 2012     April 30, 2013
   Class R Shares                 Contractual     0.50%     May 1, 2012     April 30, 2013
   Class R5 Shares                Contractual     0.00%     May 1, 2012     April 30, 2013
   Class Y Shares                 Contractual     0.00%     May 1, 2012     April 30, 2013

Invesco International Allocation
Fund
   Class A Shares                 Contractual     2.25%     May 1, 2012     June 30, 2013
   Class B Shares                 Contractual     3.00%     May 1, 2012     June 30, 2013
   Class C Shares                 Contractual     3.00%     May 1, 2012     June 30, 2013
   Class R Shares                 Contractual     2.50%     May 1, 2012     June 30, 2013
   Class R5 Shares                Contractual     2.00%     May 1, 2012     June 30, 2013
   Class Y Shares                 Contractual     2.00%     May 1, 2012     June 30, 2013

Invesco Leaders Fund
   Class A Shares                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class B Shares                 Contractual     3.00%     July 1, 2012    June 30, 2013
   Class C Shares                 Contractual     3.00%     July 1, 2012    June 30, 2013
   Class Y Shares                 Contractual     2.00%     July 1, 2012    June 30, 2013

Invesco Mid Cap Core Equity
Fund
   Class A Shares                 Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                 Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                 Contractual     2.75%     July 1, 2009    June 30, 2013
   Class R Shares                 Contractual     2.25%     July 1, 2009    June 30, 2013
   Class R5 Shares                Contractual     1.75%     July 1, 2009    June 30, 2013
   Class Y Shares                 Contractual     1.75%     July 1, 2009    June 30, 2013

Invesco Moderate Allocation Fund
   Class A Shares                 Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares                 Contractual     1.75%     July 1, 2012    June 30, 2013
   Class R5 Shares                Contractual     1.25%     July 1, 2012    June 30, 2013
   Class S Shares                 Contractual     1.40%     July 1, 2012    June 30, 2013
   Class Y Shares                 Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco Small Cap Growth Fund

   Class A Shares                 Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                 Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                 Contractual     2.75%     July 1, 2009    June 30, 2013
   Class R Shares                 Contractual     2.25%     July 1, 2009    June 30, 2013
   Class R5 Shares                Contractual     1.75%     July 1, 2009    June 30, 2013
   Class Y Shares                 Contractual     1.75%     July 1, 2009    June 30, 2013
   Investor Class Shares          Contractual     2.00%     July 1, 2009    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012

                            Contractual/  Expense   Effective Date of  Expiration
Fund                         Voluntary   Limitation   Current Limit       Date
----                        ------------ ---------- -----------------  ----------
Invesco U.S. Mortgage Fund
   Class A Shares           Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares           Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares           Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares          Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares           Contractual     1.25%     July 1, 2012    June 30, 2013

      AIM International Mutual Funds (Invesco International Mutual Funds)

                                            Contractual/  Expense   Effective Date of    Expiration
Fund                                         Voluntary   Limitation   Current Limit         Date
----                                        ------------ ---------- -----------------    ----------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual     2.25%        July 1, 2009     June 30, 2013
   Class B Shares                           Contractual     3.00%        July 1, 2009     June 30, 2013
   Class C Shares                           Contractual     3.00%        July 1, 2009     June 30, 2013
   Class Y Shares                           Contractual     2.00%        July 1, 2009     June 30, 2013

Invesco European Growth Fund
   Class A Shares                           Contractual     2.25%        July 1, 2009     June 30, 2013
   Class B Shares                           Contractual     3.00%        July 1, 2009     June 30. 2013
   Class C Shares                           Contractual     3.00%        July 1, 2009     June 30, 2013
   Class R Shares                           Contractual     2.50%        July 1, 2009     June 30, 2013
   Class Y Shares                           Contractual     2.00%        July 1, 2009     June 30, 2013
   Investor Class Shares                    Contractual     2.25%        July 1, 2009     June 30, 2013

Invesco Global Growth Fund
   Class A Shares                           Contractual     1.32%   December 19, 2011 December 31, 2012
   Class B Shares                           Contractual     2.07%   December 19, 2011 December 31, 2012
   Class C Shares                           Contractual     2.07%   December 19, 2011 December 31, 2012
   Class R5 Shares                          Contractual     1.07%   December 19, 2011 December 31, 2012
   Class Y Shares                           Contractual     1.07%   December 19, 2011 December 31, 2012

Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.36%      August 1, 2012     July 31, 2013
   Class C Shares                           Contractual     2.11%      August 1, 2012     July 31, 2013
   Class R Shares                           Contractual     1.61%      August 1, 2012     July 31, 2013
   Class R5 Shares                          Contractual     1.11%      August 1, 2012     July 31, 2013
   Class Y Shares                           Contractual     1.11%      August 1, 2012     July 31, 2013

Invesco Select Opportunities Fund
   Class A Shares                           Contractual     1.51%      August 1, 2012     July 31, 2013
   Class C Shares                           Contractual     2.26%      August 1, 2012     July 31, 2013
   Class R Shares                           Contractual     1.76%      August 1, 2012     July 31, 2013
   Class R5 Shares                          Contractual     1.26%      August 1, 2012     July 31, 2013
   Class Y Shares                           Contractual     1.26%      August 1, 2012     July 31, 2013

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%        July 1, 2009     June 30. 2013
   Class B Shares                           Contractual     3.00%        July 1, 2009     June 30, 2013
   Class C Shares                           Contractual     3.00%        July 1, 2009     June 30, 2013
   Class R5 Shares                          Contractual     2.00%        July 1, 2009     June 30, 2013
   Class Y Shares                           Contractual     2.00%        July 1, 2009     June 30, 2013

Invesco International Core Equity Fund
   Class A Shares                           Contractual     2.25%        July 1, 2009     June 30. 2013
   Class B Shares                           Contractual     3.00%        July 1, 2009     June 30, 2013
   Class C Shares                           Contractual     3.00%        July 1, 2009     June 30, 2013
   Class R Shares                           Contractual     2.50%        July 1, 2009     June 30, 2013
   Class R5 Shares                          Contractual     2.00%        July 1, 2009     June 30, 2013
   Class Y Shares                           Contractual     2.00%        July 1, 2009     June 30, 2013
   Investor Class Shares                    Contractual     2.25%        July 1, 2009     June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012

                                   Contractual/  Expense   Effective Date of  Expiration
Fund                                Voluntary   Limitation   Current Limit       Date
----                               ------------ ---------- -----------------  ----------
Invesco International Growth Fund
   Class A Shares                  Contractual     1.40%     May 23, 2011    June 30, 2013
   Class B Shares                  Contractual     2.15%     May 23, 2011    June 30, 2013
   Class C Shares                  Contractual     2.15%     May 23, 2011    June 30, 2013
   Class R Shares                  Contractual     1.65%     May 23, 2011    June 30, 2013
   Class R5 Shares                 Contractual     1.15%     May 23, 2011    June 30, 2013
   Class Y Shares                  Contractual     1.15%     May 23, 2011    June 30, 2013

                AIM Investment Funds (Invesco Investment Funds)

                                      Contractual/  Expense   Effective Date of    Expiration
Fund                                   Voluntary   Limitation   Current Limit         Date
----                                  ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Allocation
Fund/3/
   Class A Shares                     Contractual     2.00%        July 1, 2012     June 30. 2013
   Class B Shares                     Contractual     2.75%        July 1, 2012     June 30, 2013
   Class C Shares                     Contractual     2.75%        July 1, 2012     June 30, 2013
   Class R Shares                     Contractual     2.25%        July 1, 2012     June 30, 2013
   Class R5 Shares                    Contractual     1.75%        July 1, 2012     June 30, 2013
   Class Y Shares                     Contractual     1.75%        July 1, 2012     June 30, 2013

Invesco Balanced-Risk
Commodity Strategy Fund/4/
   Class A Shares                     Contractual     1.22%   November 29, 2010     June 30. 2014
   Class B Shares                     Contractual     1.97%   November 29, 2010     June 30, 2014
   Class C Shares                     Contractual     1.97%   November 29, 2010     June 30, 2014
   Class R Shares                     Contractual     1.47%   November 29, 2010     June 30, 2014
   Class R5 Shares                    Contractual     0.97%   November 29, 2010     June 30, 2014
   Class Y Shares                     Contractual     0.97%   November 29, 2010     June 30, 2014

Invesco China Fund
   Class A Shares                     Contractual     2.25%        July 1, 2009     June 30, 2013
   Class B Shares                     Contractual     3.00%        July 1, 2009     June 30, 2013
   Class C Shares                     Contractual     3.00%        July 1, 2009     June 30, 2013
   Class R5 Shares                    Contractual     2.00%        July 1, 2009     June 30, 2013
   Class Y Shares                     Contractual     2.00%        July 1, 2009     June 30, 2013

Invesco Developing Markets Fund
   Class A Shares                     Contractual     2.25%        July 1, 2012     June 30. 2013
   Class B Shares                     Contractual     3.00%        July 1, 2012     June 30, 2013
   Class C Shares                     Contractual     3.00%        July 1, 2012     June 30, 2013
   Class R5 Shares                    Contractual     2.00%        July 1, 2012     June 30, 2013
   Class Y Shares                     Contractual     2.00%        July 1, 2012     June 30, 2013

Invesco Emerging Market Local
Currency Debt Fund
   Class A Shares                     Contractual     1.24%       June 14, 2010 February 28, 2013
   Class B Shares                     Contractual     1.99%       June 14, 2010 February 28, 2013
   Class C Shares                     Contractual     1.99%       June 14, 2010 February 28, 2013
   Class R Shares                     Contractual     1.49%       June 14, 2010 February 28, 2013
   Class Y Shares                     Contractual     0.99%       June 14, 2010 February 28, 2013
   Class R5 Shares                    Contractual     0.99%       June 14, 2010 February 28, 2013

Invesco Emerging Markets Equity Fund
   Class A Shares                     Contractual     1.85%        May 11, 2011 February 28, 2013
   Class C Shares                     Contractual     2.60%        May 11, 2011 February 28, 2013
   Class R Shares                     Contractual     2.10%        May 11, 2011 February 28, 2013
   Class R5 Shares                    Contractual     1.60%        May 11, 2011 February 28, 2013
   Class Y Shares                     Contractual     1.60%        May 11, 2011 February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012

                                         Contractual/  Expense   Effective Date of     Expiration
Fund                                      Voluntary   Limitation   Current Limit          Date
----                                     ------------ ---------- ------------------ -----------------
Invesco Endeavor Fund
   Class A Shares                        Contractual     2.00%         July 1, 2009     June 30. 2013
   Class B Shares                        Contractual     2.75%         July 1, 2009     June 30, 2013
   Class C Shares                        Contractual     2.75%         July 1, 2009     June 30, 2013
   Class R Shares                        Contractual     2.25%         July 1, 2009     June 30, 2013
   Class R5 Shares                       Contractual     1.75%         July 1, 2009     June 30, 2013
   Class Y Shares                        Contractual     1.75%         July 1, 2009     June 30, 2013

Invesco Global Health Care Fund
   Class A Shares                        Contractual     2.00%         July 1, 2012     June 30. 2013
   Class B Shares                        Contractual     2.75%         July 1, 2012     June 30, 2013
   Class C Shares                        Contractual     2.75%         July 1, 2012     June 30, 2013
   Class Y Shares                        Contractual     1.75%         July 1, 2012     June 30, 2013
   Investor Class Shares                 Contractual     2.00%         July 1, 2012     June 30, 2013

Invesco Global Markets Strategy Fund/5/
   Class H1 Shares                       Contractual     2.00%   September 25, 2012  October 31, 2013

Invesco International Total Return Fund
   Class A Shares                        Contractual     1.10%       March 31, 2006 February 28, 2013
   Class B Shares                        Contractual     1.85%       March 31, 2006 February 28, 2013
   Class C Shares                        Contractual     1.85%       March 31, 2006 February 28, 2013
   Class R5 Shares                       Contractual     0.85%      October 3, 2008 February 28, 2013
   Class Y Shares                        Contractual     0.85%       March 31, 2006 February 28, 2013

Invesco Pacific Growth Fund
   Class A Shares                        Contractual     2.25%         July 1, 2012     June 30. 2013
   Class B Shares                        Contractual     3.00%         July 1, 2012     June 30, 2013
   Class C Shares                        Contractual     3.00%         July 1, 2012     June 30, 2013
   Class R Shares                        Contractual     2.50%         July 1, 2012     June 30, 2013
   Class R5 Shares                       Contractual     2.00%         July 1, 2012     June 30, 2013
   Class Y Shares                        Contractual     2.00%         July 1, 2012     June 30, 2013

Invesco Premium Income Fund
   Class A Shares                        Contractual     0.89%    December 13, 2011 February 28, 2013
   Class C Shares                        Contractual     1.64%    December 13, 2011 February 28, 2013
   Class R Shares                        Contractual     1.14%    December 13, 2011 February 28, 2013
   Class R5 Shares                       Contractual     0.64%    December 13, 2011 February 28, 2013
   Class Y Shares                        Contractual     0.64%    December 13, 2011 February 28, 2013

Invesco Select Companies Fund
   Class A Shares                        Contractual     2.00%         July 1, 2009     June 30. 2013
   Class B Shares                        Contractual     2.75%         July 1, 2009     June 30, 2013
   Class C Shares                        Contractual     2.75%         July 1, 2009     June 30, 2013
   Class R Shares                        Contractual     2.25%         July 1, 2009     June 30, 2013
   Class R5 Shares                       Contractual     1.75%         July 1, 2009     June 30, 2013
   Class Y Shares                        Contractual     1.75%         July 1, 2009     June 30, 2013

     AIM Investment Securities Funds (Invesco Investment Securities Funds)

                             Contractual/  Expense   Effective Date of  Expiration
Fund                          Voluntary   Limitation   Current Limit       Date
----                         ------------ ---------- ----------------- -------------
Invesco Corporate Bond Fund
   Class A Shares            Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares            Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares            Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares            Contractual     1.75%     July 1, 2012    June 30, 2013
   Class R5 Shares           Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares            Contractual     1.25%     July 1, 2012    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012

                                        Contractual/  Expense   Effective Date of  Expiration
Fund                                     Voluntary   Limitation   Current Limit       Date
----                                    ------------ ---------- ----------------- -------------
Invesco Dynamics Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009   June 30. 2013
   Class B Shares                       Contractual     2.75%      July 1, 2009   June 30, 2013
   Class C Shares                       Contractual     2.75%      July 1, 2009   June 30, 2013
   Class R Shares                       Contractual     2.25%      July 1, 2009   June 30, 2013
   Class R5 Shares                      Contractual     1.75%      July 1, 2009   June 30, 2013
   Class Y Shares                       Contractual     1.75%      July 1, 2009   June 30, 2013
   Investor Class Shares                Contractual     2.00%      July 1, 2009   June 30. 2013

Invesco Global Real Estate Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009   June 30, 2013
   Class B Shares                       Contractual     2.75%      July 1, 2009   June 30, 2013
   Class C Shares                       Contractual     2.75%      July 1, 2009   June 30, 2013
   Class R Shares                       Contractual     2.25%      July 1, 2009   June 30, 2013
   Class R5 Shares                      Contractual     1.75%      July 1, 2009   June 30, 2013
   Class Y Shares                       Contractual     1.75%      July 1, 2009   June 30, 2013

Invesco High Yield Fund
   Class A Shares                       Contractual     0.89%      June 6, 2011   June 30, 2013
   Class B Shares                       Contractual     1.64%      June 6, 2011   June 30, 2013
   Class C Shares                       Contractual     1.64%      June 6, 2011   June 30, 2013
   Class R5 Shares                      Contractual     0.64%      June 6, 2011   June 30, 2013
   Class Y Shares                       Contractual     0.64%      June 6, 2011   June 30, 2013
   Investor Class Shares                Contractual     0.89%      June 6, 2011   June 30, 2013

Invesco High Yield Securities Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012   June 30, 2013
   Class B Shares                       Contractual     2.00%      July 1, 2012   June 30, 2013
   Class C Shares                       Contractual     2.10%      July 1, 2012   June 30, 2013
   Class Y Shares                       Contractual     1.25%      July 1, 2012   June 30, 2013

Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012   June 30, 2013
   Class A2 Shares                      Contractual     1.40%      July 1, 2012   June 30, 2013
   Class R5 Shares                      Contractual     1.25%      July 1, 2012   June 30, 2013
   Class Y Shares                       Contractual     1.25%      July 1, 2012   June 30, 2013

Invesco Municipal Bond Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012   June 30, 2013
   Class B Shares                       Contractual     2.25%      July 1, 2012   June 30, 2013
   Class C Shares                       Contractual     2.25%      July 1, 2012   June 30, 2013
   Class Y Shares                       Contractual     1.25%      July 1, 2012   June 30, 2013
   Investor Class Shares                Contractual     1.50%      July 1, 2012   June 30, 2013

Invesco Real Estate Fund
   Class A Shares                       Contractual     2.00%      July 1, 2012   June 30, 2013
   Class B Shares                       Contractual     2.75%      July 1, 2012   June 30, 2013
   Class C Shares                       Contractual     2.75%      July 1, 2012   June 30, 2013
   Class R Shares                       Contractual     2.25%      July 1, 2012   June 30, 2013
   Class R5 Shares                      Contractual     1.75%      July 1, 2012   June 30, 2013
   Class Y Shares                       Contractual     1.75%      July 1, 2012   June 30, 2013
   Investor Class Shares                Contractual     2.00%      July 1, 2012   June 30, 2013

Invesco Short Term Bond Fund
   Class A Shares                       Contractual     0.56%      June 6, 2011   June 30, 2013
   Class C Shares                       Contractual     0.91%     March 4, 2009   June 30, 2013
   Class R Shares                       Contractual     0.91%     March 4, 2009   June 30, 2013
   Class R5 Shares                      Contractual     0.41%     March 4, 2009   June 30, 2013
   Class Y Shares                       Contractual     0.41%     March 4, 2009   June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012

                              Contractual/  Expense   Effective Date of  Expiration
Fund                           Voluntary   Limitation   Current Limit       Date
----                          ------------ ---------- ----------------- -------------
Invesco U.S. Government Fund
   Class A Shares             Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares             Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares             Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares             Contractual     1.75%     July 1, 2012    June 30, 2013
   Class R5 Shares            Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares             Contractual     1.25%     July 1, 2012    June 30, 2013
   Investor Class Shares      Contractual     1.50%     July 1, 2012    June 30, 2013

                    AIM Sector Funds (Invesco Sector Funds)

                                     Contractual/  Expense   Effective Date of  Expiration
Fund                                  Voluntary   Limitation   Current Limit       Date
----                                 ------------ ---------- ----------------- -------------
Invesco American Value Fund
   Class A Shares                    Contractual     1.25%    April 30, 2012   June 30, 2013
   Class B Shares                    Contractual     2.00%    April 30, 2012   June 30, 2013
   Class C Shares                    Contractual     2.00%    April 30, 2012   June 30, 2013
   Class R Shares                    Contractual     1.50%    April 30, 2012   June 30, 2013
   Class R5 Shares                   Contractual     1.00%    April 30, 2012   June 30, 2013
   Class Y Shares                    Contractual     1.00%    April 30, 2012   June 30, 2013

Invesco Comstock Fund
   Class A Shares                    Contractual     2.00%      July 1, 2012   June 30, 2013
   Class B Shares                    Contractual     2.75%      July 1, 2012   June 30, 2013
   Class C Shares                    Contractual     2.75%      July 1, 2012   June 30, 2013
   Class R Shares                    Contractual     2.25%      July 1, 2012   June 30, 2013
   Class R5 Shares                   Contractual     1.75%      July 1, 2012   June 30, 2013
   Class Y Shares                    Contractual     1.75%      July 1, 2012   June 30, 2013

Invesco Energy Fund
   Class A Shares                    Contractual     2.00%      July 1, 2009   June 30, 2013
   Class B Shares                    Contractual     2.75%      July 1, 2009   June 30, 2013
   Class C Shares                    Contractual     2.75%      July 1, 2009   June 30, 2013
   Class R5 Shares                   Contractual     1.75%      July 1, 2009   June 30, 2013
   Class Y Shares                    Contractual     1.75%      July 1, 2009   June 30, 2013
   Investor Class Shares             Contractual     2.00%      July 1, 2009   June 30, 2013

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%      July 1, 2009   June 30, 2013
   Class B Shares                    Contractual     2.75%      July 1, 2009   June 30, 2013
   Class C Shares                    Contractual     2.75%      July 1, 2009   June 30, 2013
   Class Y Shares                    Contractual     1.75%      July 1, 2009   June 30, 2013
   Investor Class Shares             Contractual     2.00%      July 1, 2009   June 30, 2013

Invesco Leisure Fund
   Class A Shares                    Contractual     2.00%      July 1, 2009   June 30, 2013
   Class B Shares                    Contractual     2.75%      July 1, 2009   June 30, 2013
   Class C Shares                    Contractual     2.75%      July 1, 2009   June 30, 2013
   Class R Shares                    Contractual     2.25%      July 1, 2009   June 30, 2013
   Class Y Shares                    Contractual     1.75%      July 1, 2009   June 30, 2013
   Investor Class Shares             Contractual     2.00%      July 1, 2009   June 30, 2013

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     2.00%      July 1, 2012   June 30, 2013
   Class B Shares                    Contractual     2.75%      July 1, 2012   June 30, 2013
   Class C Shares                    Contractual     2.75%      July 1, 2012   June 30, 2013
   Class R Shares                    Contractual     2.25%      July 1, 2012   June 30, 2013
   Class R5 Shares                   Contractual     1.75%      July 1, 2012   June 30, 2013
   Class Y Shares                    Contractual     1.75%      July 1, 2012   June 30, 2013

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%      July 1, 2012   June 30, 2013
   Class B Shares                    Contractual     2.75%      July 1, 2012   June 30, 2013
   Class C Shares                    Contractual     2.75%      July 1, 2012   June 30, 2013
   Class Y Shares                    Contractual     1.75%      July 1, 2012   June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012

                                  Contractual/  Expense   Effective Date of  Expiration
Fund                               Voluntary   Limitation   Current Limit       Date
----                              ------------ ---------- ----------------- -------------
Invesco Technology Fund
   Class A Shares                 Contractual     2.00%        July 1, 2012 June 30, 2013
   Class B Shares                 Contractual     2.75%        July 1, 2012 June 30, 2013
   Class C Shares                 Contractual     2.75%        July 1, 2012 June 30, 2013
   Class R5 Shares                Contractual     1.75%        July 1, 2012 June 30, 2013
   Class Y Shares                 Contractual     1.75%        July 1, 2012 June 30, 2013
   Investor Class Shares          Contractual     2.00%        July 1, 2012 June 30, 2013

Invesco Technology Sector Fund
   Class A Shares                 Contractual     2.00%   February 12, 2010 June 30, 2013
   Class B Shares                 Contractual     2.75%   February 12, 2010 June 30, 2013
   Class C Shares                 Contractual     2.75%   February 12, 2010 June 30, 2013
   Class Y Shares                 Contractual     1.75%   February 12, 2010 June 30, 2013

Invesco Utilities Fund
   Class A Shares                 Contractual     1.32%        May 23, 2011 June 30, 2013
   Class B Shares                 Contractual     2.07%        May 23, 2011 June 30, 2013
   Class C Shares                 Contractual     2.07%        May 23, 2011 June 30, 2013
   Class R5 Shares                Contractual     1.07%        May 23, 2011 June 30, 2013
   Class Y Shares                 Contractual     1.07%        May 23, 2011 June 30, 2013
   Investor Class Shares          Contractual     1.32%        May 23, 2011 June 30, 2013

Invesco Value Opportunities Fund
   Class A Shares                 Contractual     2.00%        July 1, 2012 June 30, 2013
   Class B Shares                 Contractual     2.75%        July 1, 2012 June 30, 2013
   Class C Shares                 Contractual     2.75%        July 1, 2012 June 30, 2013
   Class R Shares                 Contractual     2.25%        July 1, 2012 June 30, 2013
   Class R5 Shares                Contractual     1.75%        July 1, 2012 June 30, 2013
   Class Y Shares                 Contractual     1.75%        July 1, 2012 June 30, 2013

                AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

                                                 Contractual/  Expense   Effective Date of  Expiration
Fund                                              Voluntary   Limitation   Current Limit       Date
----                                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.75%     June 6, 2011    June 30, 2013
   Class B Shares                                Contractual     1.50%     June 6, 2011    June 30, 2013
   Class C Shares                                Contractual     1.50%     June 6, 2011    June 30, 2013
   Class Y Shares                                Contractual     0.50%     June 6, 2011    June 30, 2013

Invesco Municipal Income Fund
   Class A Shares                                Contractual     0.83%     June 6, 2011    June 30, 2013
   Class B Shares                                Contractual     1.58%     June 6, 2011    June 30, 2013
   Class C Shares                                Contractual     1.58%     June 6, 2011    June 30, 2013
   Class Y Shares                                Contractual     0.58%     June 6, 2011    June 30, 2013

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012

                                    Contractual/  Expense   Effective Date of  Expiration
Fund                                 Voluntary   Limitation   Current Limit       Date
----                                ------------ ---------- ----------------- -------------
Invesco Tax-Free Intermediate Fund
   Class A Shares                   Contractual     1.50%     July 1, 2012    June 30, 2013
   Class A2 Shares                  Contractual     1.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                  Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                   Contractual     1.25%     July 1, 2012    June 30, 2013

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

See page 14 for footnotes to Exhibit A.

                                                       as of September 25, 2012


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         Short-Term Investments Trust

                                    Contractual/  Expense    Effective Date of    Expiration
Fund                                 Voluntary   Limitation    Current Limit         Date
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2012
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2012
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2012
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2012
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2012
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2012
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2012

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2012
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2012
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2012
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2012
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2012
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2012
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2012

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2012
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2012
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2012
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2012
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2012
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2012
   Resource Class                   Contractual     0.34%      July 1, 2009    December 31, 2012

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2012
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2012
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2012
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2012
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2012
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2012
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2012

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2012
   Corporate Class                  Contractual     0.28%      July 1, 2009    December 31, 2012
   Institutional Class              Contractual     0.25%      July 1, 2009    December 31, 2012
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2012
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2012
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2012
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2012

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2012
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2012
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2012
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2012
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2012
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2012
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2012

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                       as of September 25, 2012


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

                                               Contractual/  Expense   Effective Date of   Expiration
Fund                                            Voluntary   Limitation   Current Limit        Date
----                                           ------------ ---------- ----------------- --------------
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.72%       May 15, 2012   June 30, 2013
   Series II Shares                            Contractual     0.97%       May 15, 2012   June 30, 2013

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     1.30%    January 1, 2005  April 30, 2013
   Series II Shares                            Contractual     1.45%    January 1, 2005  April 30, 2013

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     0.77%       July 1, 2012  April 30, 2013
   Series II Shares                            Contractual     1.02%       July 1, 2012  April 30, 2013

Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual     0.75%       July 1, 2005  April 30, 2013
   Series II Shares                            Contractual     1.00%       July 1, 2005  April 30, 2013

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual     2.00%       July 1, 2012   June 30, 2013
   Series II Shares                            Contractual     2.25%       July 1, 2012   June 30, 2013

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual     2.25%       July 1, 2012   June 30, 2013
   Series II Shares                            Contractual     2.50%       July 1, 2012   June 30, 2013

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual     1.30%     April 30, 2004  April 30, 2013
   Series II Shares                            Contractual     1.45%     April 30, 2004  April 30, 2013

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual     1.30%     April 30, 2004  April 30, 2013
   Series II Shares                            Contractual     1.45%     April 30, 2004  April 30, 2013

Invesco V.I. Government Securities Fund
   Series I Shares                             Contractual     0.70%       July 1, 2012  April 30, 2013
   Series II Shares                            Contractual     0.95%       July 1, 2012  April 30, 2013

Invesco V.I. High Yield Fund
   Series I Shares                             Contractual     0.80%        May 2, 2011   June 30, 2013
   Series II Shares                            Contractual     1.05%        May 2, 2011   June 30, 2013

--------
/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                       as of September 25, 2012

                                                 Contractual/  Expense   Effective Date of    Expiration
Fund                                              Voluntary   Limitation   Current Limit         Date
----                                             ------------ ---------- ------------------ --------------
Invesco V.I. High Yield Securities Fund
   Series I Shares                               Contractual     1.50%         July 1, 2012  June 30, 2013
   Series II Shares                              Contractual     1.75%         July 1, 2012  June 30, 2013

Invesco V.I. International Growth Fund
   Series I Shares                               Contractual     2.25%         July 1, 2012  June 30, 2013
   Series II Shares                              Contractual     2.50%         July 1, 2012  June 30, 2013

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                               Contractual     1.30%   September 10, 2001 April 30, 2013
   Series II Shares                              Contractual     1.45%   September 10, 2001 April 30, 2013

Invesco V.I. Money Market Fund
   Series I Shares                               Contractual     1.30%      January 1, 2005 April 30, 2013
   Series II Shares                              Contractual     1.45%      January 1, 2005 April 30, 2013

Invesco V.I. S&P 500 Index Fund
   Series I Shares                               Contractual     2.00%         July 1, 2012  June 30, 2013
   Series II Shares                              Contractual     2.25%         July 1, 2012  June 30, 2013

Invesco V.I. Small Cap Equity Fund
   Series I Shares                               Contractual     1.15%         July 1, 2005 April 30, 2013
   Series II Shares                              Contractual     1.40%         July 1, 2005 April 30, 2013

Invesco V.I. Technology Fund
   Series I Shares                               Contractual     1.30%       April 30, 2004 April 30, 2013
   Series II Shares                              Contractual     1.45%       April 30, 2004 April 30, 2013

Invesco V.I. Utilities Fund
   Series I Shares                               Contractual     2.00%          May 1, 2012  June 30, 2013
   Series II Shares                              Contractual     2.25%          May 1, 2012  June 30, 2013

Invesco Van Kampen V.I. American Franchise Fund
   Series I Shares                               Contractual     0.90%         July 1, 2012  June 30, 2014
   Series II Shares                              Contractual     1.15%         July 1, 2012  June 30, 2014

Invesco Van Kampen V.I. American Value Fund
   Series I Shares                               Contractual     2.00%         July 1, 2012  June 30, 2013
   Series II Shares                              Contractual     2.25%         July 1, 2012  June 30, 2013

Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                               Contractual     0.72%         July 1, 2012 April 30, 2013
   Series II Shares                              Contractual     0.97%         July 1, 2012 April 30, 2013

                                                       as of September 25, 2012

                                                  Contractual/  Expense   Effective Date of   Expiration
Fund                                               Voluntary   Limitation   Current Limit        Date
----                                              ------------ ---------- ----------------- --------------

Invesco Van Kampen V.I. Equity and Income Fund
   Series I Shares                                Contractual     1.50%       July 1, 2012   June 30, 2013
   Series II Shares                               Contractual     1.75%       July 1, 2012   June 30, 2013

Invesco Van Kampen V.I. Growth and Income Fund
   Series I Shares                                Contractual     0.72%       July 1, 2012  April 30, 2013
   Series II Shares                               Contractual     0.97%       July 1, 2012  April 30, 2013

Invesco Van Kampen V.I. Mid Cap Growth Fund
   Series I Shares                                Contractual     1.09%       July 1, 2012   June 30, 2014
   Series II Shares                               Contractual     1.34%       July 1, 2012   June 30, 2014

Invesco Van Kampen V.I. Value Opportunities Fund
   Series I Shares                                Contractual     1.30%    January 1, 2005  April 30, 2013
   Series II Shares                               Contractual     1.45%    January 1, 2005  April 30, 2013

                                                       as of September 25, 2012


                        EXHIBIT "D" - CLOSED-END FUNDS

                Invesco Municipal Income Opportunities Trust I

                          Contractual/  Expense   Effective Date of   Expiration
Fund                       Voluntary   Limitation   Current Limit        Date
----                      ------------ ---------- ----------------- ---------------
Invesco Municipal Income
Opportunities Trust I     Contractual     0.67%    August 27, 2012  August 31, 2014

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 25

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of September 25, 2012, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                  WITNESSETH:

   WHEREAS, the parties agree to amend the Agreement to add Invesco Global Markets Strategy Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

Name of Fund                                      Effective Date of Advisory Agreement
------------                                      ------------------------------------
Invesco Balanced-Risk Allocation Fund                        May 29, 2009
Invesco Balanced-Risk Commodity Strategy Fund             November 29, 2010
Invesco China Fund                                          March 31, 2006
Invesco Commodities Strategy Fund                           June 16, 2010
Invesco Developing Markets Fund                           September 1, 2001
Invesco Emerging Market Local Currency Debt Fund            June 14, 2010
Invesco Emerging Markets Equity Fund                         May 31, 2011
Invesco Endeavor Fund                                      November 3, 2003
Invesco Global Health Care Fund                           September 1, 2001
Invesco Global Markets Strategy Fund                      September 25, 2012
Invesco International Total Return Fund                     March 31, 2006
Invesco Pacific Growth Fund                               February 12, 2010
Invesco Premium Income Fund                               December 14, 2011
Invesco Small Companies Fund                               November 3, 2003

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                     Invesco Balanced-Risk Allocation Fund

                        Net Assets          Annual Rate*
                        ----------          ------------
                        First $250 million      0.95%
                        Next $250 million      0.925%
                        Next $500 million       0.90%
                        Next $1.5 billion      0.875%
                        Next $2.5 billion       0.85%
                        Next $2.5 billion      0.825%
                        Next $2.5 billion       0.80%
                        Over $10 billion       0.775%

*To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                 Invesco Balanced-Risk Commodity Strategy Fund

                        Net Assets          Annual Rate*
                        ----------          ------------
                        First $250 million     1.050%
                        Next $250 million      1.025%
                        Next $500 million      1.000%
                        Next $1.5 billion      0.975%
                        Next $2.5 billion      0.950%
                        Next $2.5 billion      0.925%
                        Next $2.5 billion      0.900%
                        Over $10 billion       0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                              Invesco China Fund
                        Invesco Developing Markets Fund
                     Invesco Emerging Markets Equity Fund

                        Net Assets          Annual Rate
                        ----------          -----------
                        First $250 million     0.935%
                        Next $250 million       0.91%
                        Next $500 million      0.885%
                        Next $1.5 billion       0.86%
                        Next $2.5 billion      0.835%
                        Next $2.5 billion       0.81%
                        Next $2.5 billion      0.785%
                        Over $10 billion        0.76%

               Invesco Emerging Market Local Currency Debt Fund

                        Net Assets          Annual Rate
                        ----------          -----------
                        First $500 million     0.75%
                        Next $500 million      0.70%
                        Next $500 million      0.67%
                        Over $1.5 billion      0.65%

                        Invesco Global Health Care Fund

                        Net Assets          Annual Rate
                        ----------          -----------
                        First $350 million      0.75%
                        Next $350 million       0.65%
                        Next $1.3 billion       0.55%
                        Next $2 billion         0.45%
                        Next $2 billion         0.40%
                        Next $2 billion        0.375%
                        Over $8 billion         0.35%

                     Invesco Global Markets Strategy Fund

                        Net Assets         Annual Rate*
                        ----------         ------------
                        First $10 billion     1.500%
                        Over $10 billion      1.250%

* To the extent Invesco Global Markets Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Global Markets Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Global Markets Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

                    Invesco International Total Return Fund

                        Net Assets          Annual Rate
                        ----------          -----------
                        First $250 million      0.65%
                        Next $250 million       0.59%
                        Next $500 million      0.565%
                        Next $1.5 billion       0.54%
                        Next $2.5 billion      0.515%
                        Next $5 billion         0.49%
                        Over $10 billion       0.465%

                             Invesco Endeavor Fund
                         Invesco Small Companies Fund

                        Net Assets          Annual Rate
                        ----------          -----------
                        First $250 million     0.745%
                        Next $250 million       0.73%
                        Next $500 million      0.715%
                        Next $1.5 billion       0.70%
                        Next $2.5 billion      0.685%
                        Next $2.5 billion       0.67%
                        Next $2.5 billion      0.655%
                        Over $10 billion        0.64%

                       Invesco Commodities Strategy Fund

                            Net Assets  Annual Rate
                            ----------  -----------
                            All Assets     0.50%*

*To the extent Invesco Commodities Strategy Fund invests its assets in Invesco Cayman Commodity Fund II Ltd., a direct wholly-owned subsidiary of Invesco Commodities Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Commodities Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund II Ltd.

                          Invesco Pacific Growth Fund

                         Net Assets        Annual Rate
                         ----------        -----------
                         First $1 billion     0.87%
                         Next $1 billion      0.82%
                         Over $2 billion      0.77%

                          Invesco Premium Income Fund

                        Net Assets          Annual Rate
                        ----------          -----------
                        First $500 million     0.650%
                        Next $500 million      0.600%
                        Next $500 million      0.550%
                        Over $1.5 billion      0.540%

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                AIM INVESTMENT FUNDS
                                                (INVESCO INVESTMENT FUNDS)

Attest:  /s/ Stephen R. Rimes                /s/ John M. Zerr
         -----------------------------  By:  ------------------------------
         Assistant Secretary                 John M. Zerr

(SEAL)                                       Senior Vice President

                                             INVESCO ADVISERS, INC.

Attest:  /s/ Stephen R. Rimes                /s/ John M. Zerr
         -----------------------------  By:  ------------------------------
         Assistant Secretary                 John M. Zerr
                                             Senior Vice President

(SEAL)